SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2000

                            Cox Communications, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                                1-6590 58-2112288
                        ------------- -------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
               ------------------------------------ -------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

         This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Cox's registration statement on Form S-3 (Registration No. 333-82575) in connection with the sale by Cox on November 7, 2000 of $800,000,000 aggregate principal amount of 7 3/4% Notes due 2010 (the "Notes") and $200,000,000 aggregate principal amount of Floating Rate MOPPRSsm/CHEERSsm (the "MOPPRS/CHEERS" and together with the Notes, the "Securities"). For information about the Securities and the offering of the Securities, see Cox's final prospectus supplement, dated November 2, 2000, as filed with the SEC pursuant to Rule 424(b)(5) on November 6, 2000.

Item 7.           Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)        Exhibits:

                           1.1 Purchase Agreement, dated as of November 2, 2000, among Cox Communications, Inc., Chase Securities Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Salomon Smith Barney Inc., ABN AMRO
                                    Incorporated,  BNY  Capital  Markets,  Inc.,
                                    SunTrust Equitable  Securities  Corporation,
                                    Wachovia  Securities,  Inc. and The Williams
                                    Capital   Group,   L.P.,   relating  to  the
                                    issuance and sale of the Securities.

                           4.1 Indenture, dated as of June 27, 1995, between Cox Communications, Inc. and the Bank of New York, as trustee (incorporated by reference to Cox's registration statement on Form S-1, file no.
                                    33-99116).


                           4.2     Form of Notes.

                           4.3      Form of MOPPRS/CHEERS.

--------
sm "MandatOry Par Put Remarketed SecuritiesSM" and "MOPPRSSM" are service marks owned by Merrill Lynch & Co., Inc.

sm "CHase ExtendiblE Remarketable SecuritiesSM" and "CHEERSSM" are service marks of The Chase Manhattan Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COX COMMUNICATIONS, INC.


  Dated:  November 8, 2000                    By: /s/ Jimmy W. Hayes
                                                 -------------------------------
                                                  Jimmy W. Hayes
                                                  Executive Vice President,
                                                  Finance and Administration and
                                                  Chief Financial Officer